Exhibit 24.1

SPECIAL POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark Hutchens his or her true and lawful attorney‑in‑fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10‑K for the fiscal year ended January 2, 2017, for filing with the U.S. Securities and Exchange Commission by Papa Murphy’s Holdings, Inc., a Delaware corporation, together with any and all amendments to such Form 10‑K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting to such attorney‑in‑fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorney‑in‑fact and agent may lawfully do or cause to be done by virtue hereof.
This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2017.

/s/ Jean M. Birch
Jean M. Birch

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2017.

/s/ Benjamin Hochberg
Benjamin Hochberg

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2017.

/s/ Yoo Jin Kim
Yoo Jin Kim

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2017.

/s/ L. David Mounts
L. David Mounts

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2017.

/s/ John D. Shafer, Jr.
John D. Shafer, Jr.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2017.

/s/ Jeffrey B. Welch
Jeffrey B. Welch

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2017.

/s/ Katherine L. Scherping
Katherine L. Scherping